CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Financial Statements" and to the use of our reports pertaining to Western-Southern Life Assurance Company (statutory-basis) and Western-Southern Life Assurance Company Separate Account 1 dated April 4, 2002 and March 25, 2002, respectively, in Post-Effective Amendment No. 13 (Form N-4 No. 033-76582) and Post-Effective Amendment No. 23 (Form N-4 No. 811-08420) to the Registration Statement and related Statement of Additional Information of Western-Southern Life Assurance Company Separate Account 1 dated May 1, 2002.


                                                    /s/ Ernst & Young, LLP

Cincinnati, Ohio
April 24, 2002